UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2021

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland	77-0404318
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4040 Wilson Blvd. Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2021, AvalonBay Communities, Inc. (the “Company” or “AvalonBay”) announced that its Board of Directors (the “Board”) had appointed Benjamin W. Schall, the Company’s current President and a director, to the additional role of Chief Executive Officer effective January 3, 2022, reporting directly to the Board. Also effective January 3, 2022, Timothy J. Naughton, the Company’s current Chairman of the Board and Chief Executive Officer, will retire as the Company’s Chief Executive Officer and assume the role of Executive Chairman of the Board. These appointments are consistent with the expectations previously announced by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 10, 2020.

Mr. Naughton’s role as Executive Chairman in 2022 will be a half time role and will include serving as a member of the Company’s Management Investment Committee, assisting the Company with the identification and evaluation of strategic initiatives and technology opportunities, and assisting with business development opportunities, particularly in the Company’s expansion markets. Commensurate with the reduction in Mr. Naughton’s time commitment, the Compensation Committee of the Board determined that the following compensation for Mr. Naughton will apply for 2022: a base salary of $800,000; a cash bonus with a target value of $1,200,000, with target, threshold and maximum performance levels and performance metrics of a type similar to the levels and metrics applied to cash bonuses awarded in the past to Mr. Naughton in his role as Chief Executive Officer; and a performance award for the 2022-2024 performance period with a target value of $3,000,000. The performance award will use metrics and terms that are of a type similar to the metrics and terms used in recent performance awards awarded to officers and will be the same as apply generally to performance awards awarded to other officers for the 2022-2024 performance period, except that upon a termination of employment or other business relationship after the first year of the performance period by reason of “Retirement” (as defined in the Company’s form of performance award agreement, a copy of which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020), Mr. Naughton shall vest in 100% (rather than a pro rata portion) of the award, with the ultimate amount earned for such award determined after the end of the performance period in the ordinary course.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: November 22, 2021	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer